UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of May 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-3 Home Equity Mortgage Pass-Through Certificates, Series 2003-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-15              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2003 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-3 Home Equity
Mortgage Pass-Through Certificates, Series 2003-3
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  August 28, 2003              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 25, 2003



      Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-3
                        Statement to Certificate Holders
                                 August 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        149,000,000.00   139,646,665.19  6,905,422.46    180,376.94    7,085,799.40     0.00        0.00      132,741,242.73
A2         75,000,000.00    70,291,945.56  3,475,883.79    219,662.33    3,695,546.12     0.00        0.00       66,816,061.77
AR                100.00             0.00          0.00          0.00            0.00     0.00        0.00                0.00
M1         25,200,000.00    25,200,000.00          0.00     46,655.00       46,655.00     0.00        0.00       25,200,000.00
M2         15,400,000.00    15,400,000.00          0.00     42,435.56       42,435.56     0.00        0.00       15,400,000.00
B          15,400,000.00    15,400,000.00          0.00     64,846.83       64,846.83     0.00        0.00       15,400,000.00
P                 100.00           100.00          0.00     30,135.47       30,135.47     0.00        0.00              100.00
X2                  0.00             0.00          0.00          0.00            0.00     0.00        0.00                0.00
TOTALS    280,000,200.00   265,938,710.75 10,381,306.25    584,112.13   10,965,418.38     0.00        0.00      255,557,404.50

X1        280,000,000.00   267,701,653.71          0.00          0.00            0.00     0.00        0.00      246,336,159.06
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541QAA0     937.22594087      46.34511718    1.21058349    47.55570067          890.88082369        A1        1.500000 %
A2       22541QAB8     937.22594080      46.34511720    2.92883107    49.27394827          890.88082360        A2        3.750000 %
AR       22541QAC6       0.00000000       0.00000000    0.00000000     0.00000000            0.00000000        AR        9.952566 %
M1       22541QAD4   1,000.00000000       0.00000000    1.85138889     1.85138889        1,000.00000000        M1        2.150000 %
M2       22541QAE2   1,000.00000000       0.00000000    2.75555584     2.75555584        1,000.00000000        M2        3.200000 %
B        22541QAF9   1,000.00000000       0.00000000    4.21083312     4.21083312        1,000.00000000        B         4.890000 %
P        22541QAJ1   1,000.00000000       0.00000000         #####         ######        1,000.00000000        P         9.952566 %
TOTALS                 949.78043141      37.07606727    2.08611326    39.16218053          912.70436414
X1       22541QAG7     956.07733468       0.00000000    0.00000000     0.00000000          879.77199664        X1        0.000000 %
---------------------------------------------------------------------------------------------------------- -----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



 Sec. 4.06(a)(i)        Principal Remittance Amount                                                                  8,682,095.80

                       Scheduled Principal Payments                                                                   204,056.51

                       Principal Prepayments                                                                        8,148,010.08

                       Curtailments                                                                                   305,840.29

                       Cutailment Interest Adjustments                                                                    991.77

                       Repurchase Principal                                                                                 0.00

                       Substitution Amounts                                                                                 0.00

                       Net Liquidation Proceeds                                                                             0.00

                       End of Pre-Funding Period Transfer                                                              23,197.14

                       Other Principal Adjustments                                                                          0.01

                       Gross Interest                                                                               2,338,899.03

                       Recoveries from Prior Loss Determinations                                                            0.00

                       Reimbursements of Non-Recoverable Advances Previously Made                                         104.00

                       Recovery of Reimbursements Previously Deemed Non-Recoverable                                         0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                              19

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                     726,784.47

                       Amount of Prepayment Penalties Collected                                                        30,134.60

Sec. 4.06(a)(iv)       Beginning Number of Loans Outstanding                                                               6,305

                       Beginning Aggregate Loan Balance                                                           254,995,057.72

                       Ending Number of Loans Outstanding                                                                  6,404

                       Ending Aggregate Loan Balance                                                              259,019,557.92

Sec. 4.06(a)(v)        Servicing Fees (Including Credit Risk Manager Fees                                             110,301.06

                       Trustee Fees                                                                                     2,124.96

Sec. 4.06(a)(vii)      Current Advances                                                                                      N/A

                       Aggregate Advances                                                                                    N/A

Section 4.06(a)(viii)  Delinquent Mortgage Loans
                                              Group 1
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                        51             2,099,976.67                  0.85 %
                                             2 Month                        38             1,694,909.83                  0.69 %
                                             3 Month                        25             1,167,649.65                  0.47 %
                                              Total                        114             4,962,536.15                  2.01 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                       10              267,543.48                  0.11 %
                                             * Only Current Bankruptcies are reflected in the table above.

                       Foreclosures
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        1               27,934.70                  0.01 %

Section 4.06(a)(xi)    REO Properties
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Section 4.06(a)(xii)   Current Realized Losses                                                                                  0.00

                       Cumulative Realized Losses - Reduced by Recoveries                                                       0.00

Sec. 4.06 (a)(xiv)     Amount on Deposit in Pre-Funding Account                                                                 0.00

Sec. 4.06 (a)(xiv)     Capitalized Interest Requirement                                                                    26,818.96

Sec. 4.06 (a)(xiv)     Weighted Average Net Mortgage Rate                                                                 10.44851 %

Sec. 4.06 (a)(xiv)     Net Excess Spread                                                                                   0.07926 %

Interest Rate Cap A/C  Amount on Deposit in the Interest Rate Cap Account                                                     768.75
                       Amount Withdrawn from the Interest Rate Cap Account                                                      0.00
                       Interest Rate Cap Target Amount                                                                 13,693,067.54

Trigger Event          Trigger Event Occurrence (Effective June 2006)                                                             NO
                       (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                                    0.77517 %
                       Sr. Enhancement Percentage x 18%                                                                    4.09197 %
                                             OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                             0.00 %
                       Cumulative Loss Limit                                                                                  5.00 %

O/C Reporting          Targeted Overcollateralization Amount                                                           14,700,010.50
                       Ending Overcollateralization Amount                                                              3,462,153.41
                       Ending Overcollateralization Deficiency                                                         11,237,857.09
                       Overcollateralization Release Amount                                                                     0.00
                       Monthly Excess Interest                                                                          1,699,210.44
                       Payment to Class X-1                                                                                     0.00